EXECUTION COPY
EXHIBIT 10.5
AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT
     THIS AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT (this “Amendment”), dated as of February 29, 2008, is made by and among (i) Capella Holdings, Inc., a Delaware corporation (the “Company”), (ii) GTCR Fund VIII, L.P., a Delaware limited partnership (“Fund VIII”), GTCR Fund VIII/B, L.P., a Delaware limited partnership (“Fund VIII/B”) and GTCR Co-Invest II, L.P., a Delaware limited partnership (“GTCR Co-Invest”), (iii) each of the undersigned Executives, and (iv) each of the undersigned Other Stockholders. Certain capitalized terms not defined herein shall have the meanings given to such terms in the Stockholders Agreement (as defined below).
RECITALS
     WHEREAS, the parties hereto entered into that certain Stockholders Agreement among the Company, Fund VIII, Fund VIII/B, GTCR Co-Invest and certain other stockholders of the Company identified therein, dated as of May 4, 2005 (the “Stockholders Agreement”);
     WHEREAS, the parties hereto include the Company, the Investor Majority, the holders of a majority of the Common Stock held by the Stockholders, the holders of a majority of the Common Stock held by the Executives and the holders of a majority of the Common Stock held by the Other Stockholders; and
     WHEREAS, the parties desire to waive certain provisions set forth in the Stockholders Agreement and amend certain terms set forth in the Stockholders Agreement pursuant to Section 16 of the Stockholders Agreement;
     NOW, THEREFORE, in consideration of the foregoing recitals, which shall constitute a part of this Amendment, and the mutual promises contained in this Amendment, and intending to be legally bound thereby, the parties agree as follows pursuant to Section 16 of the Stockholders Agreement:
     1. The Stockholders Agreement is hereby amended by removing all rights of the Stockholders under Section 14 of the Stockholders Agreement with respect to any issuances or sales of Capital Stock by the Company on or prior to the date hereof and any issuances or sales of Capital Stock by the Company pursuant to Amendment and Supplement No. 2 to the Purchase Agreement. Without limiting the foregoing, each of the undersigned Stockholders hereby waives, on behalf of all Stockholders, any and all of its rights of notice, purchase, first offer, reoffer or similar rights under Section 14 of the Stockholders Agreement in connection with any issuances or sales of Capital Stock by the Company on or prior to the date hereof and any issuances or sales of Capital Stock by the Company pursuant to Amendment and Supplement No. 2 to the Purchase Agreement.
     2. All other sections, paragraphs, provisions, and clauses in the Stockholders Agreement not so modified remain in full force and effect as originally written.

     3. This Amendment may be executed in one or more counterparts, each of which is an original, but all of which together constitute one and the same instrument.
     4. All issues and questions concerning the construction, validity, interpretation and enforceability of this Amendment hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.
* * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

CAPELLA HOLDINGS, INC.

By:	/s/ Deniel S. Slipkovich
Name:	Daniel S. Slipkovich
Its:	Chief Executive Officer

GTCR FUND VIII, L.P.

By:	GTCR Partners VIII, L.P.
Its:	General Partner

By:	GTCR Golder Rauner II, L.L.C.
Its:	General Partner

By:	/s/ Joseph P. Nolan
Name:	Joseph P. Nolan
Its:	Principal

GTCR FUND VIII/B, L.P.

By:	GTCR Partners VIII, L.P.
Its:	General Partner

By:	GTCR Golder Rauner II, L.L.C.
Its:	General Partner

By:	/s/ Joseph P. Nolan
Name:	Joseph P. Nolan
Its:	Principal

GTCR CO-INVEST II, L.P.

By:	GTCR Golder Rauner II, L.L.C.
Its:	General Partner

By:	/s/ Joseph P. Nolan
Name:	Joseph P. Nolan
Its:	Principal
[Signature Page to Amendment No. 1 to Stockholders Agreement]

/s/ Daniel S. Slipkovich
Daniel S. Slipkovich

/s/ James Thomas Anderson
James Thomas Anderson

/s/ David Andrew Slusser
David Andrew Slusser
[Signature Page to Amendment No. 1 to Stockholders Agreement]